EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Parkway Properties, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mandy M. Pope, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                            /s/ Mandy M. Pope

                                                                                            Mandy M. Pope (*)

                       Executive Vice President, Chief Accounting Officer and

                       Interim Chief Financial Officer until April 30, 2010

                                                                                            May 10, 2010

*    A signed original of this written statement required by Section 906 has been provided to Parkway Properties, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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